Summary Prospectus June 1, 2025

Natixis Target Retirement 2020 Fund
Ticker Symbol: Class N (NSFDX) and Class Y*
*	Class Y shares are not currently available for purchase.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at im.natixis.com/funddocuments. You can also get this information at no cost by calling 800-225-5478 or by sending an e-mail request to NatixisFunds@natixis.com. The Fund’s Prospectus and Statement of Additional Information, each dated June 1, 2025, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.

The Board of Trustees of Natixis Funds Trust IV has approved a Plan of Liquidation pursuant to which this Fund will be liquidated (the “Liquidation”) on or about July 29, 2025 (the “Liquidation Date”). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date.

Please note that on or before the Liquidation Date, the Fund’s affairs shall be wound up and its securities and other assets shall be sold for cash or cash equivalents.

As of March 13, 2025, Natixis Distribution, LLC no longer accepts investments in the Fund from new investors (subject to intermediary discretion). Effective July 21, 2025, Natixis Distribution, LLC will no longer accept additional investments in the Fund from current shareholders of the Fund, including additional investments through automatic or systematic investment plans.

The proceeds from any redemptions of outstanding shares of the Fund on the Liquidation Date will be the net asset value of the Fund’s shares after expenses and liabilities of the Fund have been paid or otherwise provided for. For federal income tax purposes, such redemptions will generally be treated like other redemptions of shares and may result in a gain or loss for federal income tax purposes. If the Fund’s shares are capital assets in the hands of a shareholder, such gain or loss, if any, generally will be taxed as short- or long-term capital gain or loss depending on how long the shareholder held the shares. The Fund may make one or more distributions of income and/or net capital gains to its shareholders on or prior to the Liquidation Date in order to eliminate Fund-level taxes.

Investment Goal

The Fund seeks the highest total return consistent with its current asset allocation.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table.

The Fund does not impose a sales charge, a redemption fee or an exchange fee.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class N	Class Y
Management fees	0.13%	0.13%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	3.10%	3.20%[1]
Acquired fund fees and expenses	0.26%	0.26%
Total annual fund operating expenses	3.49%	3.59%
Fee waiver and/or expense reimbursement[2]	3.04%	3.09%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.45%	0.50%
1	Because Class Y shares of the Fund are not currently available for purchase and do not have any operating results to report as of the Fund’s fiscal year end, “Other expenses” for the class are based on estimated amounts for the current fiscal year.
2	Natixis Advisors, LLC (“Natixis Advisors” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses, including expenses of the underlying funds in which the Fund invests, to 0.44% and 0.49% of the Fund’s average daily net assets for Class N and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through May 31, 2026 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below both (1) the class’ applicable expense limitation at the time such amounts were waived/reimbursed, and (2) the class’ current applicable expense limitation. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Fund Summary

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class N	$46	$787	$1,550	$3,562
Class Y	$51	$812	$1,595	$3,650

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The Fund employs an asset allocation strategy designed for investors planning to retire within a few years of the target year designated in the Fund’s name. The Fund allocates its assets among investments in segments (or allocable portions of the Fund’s assets) and underlying funds managed by the adviser or affiliated advisers and subadvisers that invest directly in securities. Through these allocations, the Fund provides exposure to a variety of asset classes including U.S. equity and fixed-income securities; non-U.S. equity and fixed-income securities, including emerging markets securities; and U.S. government and/or agency securities. The Fund’s asset allocation will become more conservative over time by reducing its equity exposure and increasing its fixed-income exposure in accordance with a “glide path” until approximately 10 years following its target year. The Fund assumes a retirement age of 65 at the target year and is designed for investors who plan to withdraw the value of their account gradually after retirement.

The Fund follows a “sustainable investing approach” that aims to allocate the Fund’s assets to segments and underlying funds whose adviser or subadvisers, as part of their broader investment processes, actively consider material environmental, social and governance (“ESG”) factors in the evaluation and selection of portfolio securities and their potential effect on long-term value, performance and risks. Consistent with the Fund’s multi-disciplinary structure and as described in more detail below, the advisers or subadvisers to the Fund’s segments and underlying funds may consider material ESG factors differently in their investment processes. For example, there may be differences in how they source ESG-related research (proprietary versus third party), the extent to which they actively engage with company management, and/or their focus on companies whose products and services are designed to directly address and/or benefit from long-term environmental, social or governance trends. Notwithstanding these differences, it is expected that the Fund’s portfolio may be better positioned to deliver financial results over time and manage risks related to negative outcomes (for example, those related to the physical and regulatory risks related to climate change, poor human rights practices, or poor corporate governance). Certain strategies may also seek to exclude specific types of investments as part of the broader investment approach.

A brief description of the principal investment policies of the segments and underlying funds and asset classes in which the Fund may invest from time to time as well as the Fund’s target allocations can be found in the “More About Goals and Strategies” section of the prospectus. Under normal circumstances, the Fund may deviate no more than plus or minus 10% from its target allocations. The Fund’s Adviser, Natixis Advisors, may modify the selection of segments and underlying funds for the Fund from time to time. Natixis Advisors also determines the Fund’s glide path and target allocations.

The following glide path represents the shifting of equity and fixed-income allocations over time and shows how the Fund’s asset mix becomes more conservative as the target date approaches and passes. This reflects individuals’ expected need for reduced market risks as retirement approaches and for low portfolio volatility after retirement. The Fund is a “through” target date fund. This means that the Fund is expected to reach its final allocations approximately 10 years past its target year.

Fund Summary

The Fund’s investments, whether directly through its separately managed segments or indirectly through investments in underlying funds, will generally include equity securities, such as common and preferred stocks, fixed-income investments, such as government bonds, investment grade corporate notes and bonds, zero-coupon bonds, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), other privately placed investments such as private credit investments, asset-backed securities and mortgage-related securities, and may also include derivatives transactions, such as forward currency contracts, structured notes, futures transactions and swap transactions. The Fund may invest in securities of any market capitalization.

The Fund’s Board of Trustees may approve combining the Fund with other Natixis Target Retirement Funds that have reached their final allocations if the Board determines that such combination would be in the best interest of such Funds’ shareholders.

In connection with the Liquidation, the Fund may deviate from its investment strategies disclosed in this Prospectus. The Fund intends to invest all of its assets in short-term cash equivalent securities starting in mid-July 2025, to facilitate the payment of distributions, if required, and an orderly liquidation on or about the Liquidation Date.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. Because of the Fund’s investments in the underlying funds, the Fund will be subject to many of the risks below indirectly through its investments in the underlying funds rather than directly through investment in the actual securities themselves.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s or subadviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s or subadviser’s judgment of how other investors will value the company’s

Fund Summary

growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser or subadviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock. Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to the risks of investing in equity securities generally.

ESG Investing Risk: The Fund’s ESG investment approach could cause the Fund to perform differently compared to funds that do not have such an approach or compared to the market as a whole. The Fund’s application of ESG-related considerations may affect the Fund’s exposure to certain issuers, industries, sectors, style factors or other characteristics and may impact the relative performance of the Fund—positively or negatively—depending on the relative performance of such investments. Views on what constitutes “ESG investing,” and therefore what investments are appropriate for a fund that has an ESG investment approach, may differ by fund, adviser and investor. In evaluating an investment, a portfolio manager may be reliant upon information and data that may turn out to be incomplete, inaccurate or unavailable, which may negatively impact the portfolio manager’s assessment of an issuer’s ESG performance or the Fund’s performance generally. There is no guarantee that the Adviser’s efforts to select investments based on ESG practices will be successful.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, war, nationalization or confiscatory taxation, currency exchange or repatriation restrictions, sanctions by other countries (such as the United States or the European Union), new or inconsistent government treatment of or restrictions on issuers and instruments, and an issuer’s unwillingness or inability to make dividend, principal or interest payments on its securities. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity, inflation and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Allocation Risk: This is the risk that the Adviser’s judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund’s performance. The Fund’s investment performance depends, in part, on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.

Credit/Counterparty Risk: Credit/counterparty risk is the risk that the issuer or guarantor of a fixed-income security, or the counterparty to a derivative or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. As a result, the Fund may sustain losses or be unable or delayed in its ability to realize gains. The Fund will be subject to credit/counterparty risk with respect to the counterparties to its derivatives transactions. This risk will be heightened to the extent the Fund enters into derivatives transactions with a single counterparty (or affiliated counterparties that are part of the same organization), causing the Fund to have significant exposure to such counterparty. Many of the protections afforded to participants on organized exchanges and clearing houses, such as the performance guarantee given by a central clearing house, are not available in connection with over-the-counter (“OTC”) derivatives transactions, such as foreign currency transactions. For centrally cleared derivatives, such as cleared swaps, futures and many options, the primary credit/counterparty risk is the creditworthiness of the Fund’s clearing broker and the central clearing house itself.

Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in currency-related instruments and may invest in securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Cybersecurity and Technology Risk: The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.

Derivatives Risk: The Fund will be exposed to derivatives risk primarily through its investments in the underlying funds. Derivative instruments (such as those in which the underlying funds may invest, including forward currency contracts, structured notes, futures transactions and swap transactions) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that an underlying fund’s use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives by an underlying fund may give rise to leverage risk and can have a significant impact on the underlying fund’s exposure to securities market values, interest rates or currency exchange rates. It is

Fund Summary

possible that an underlying fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives by an underlying fund may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. An underlying fund’s use of derivatives involves other risks, such as credit/counterparty risk relating to the other party to a derivative contract (which is greater for forward currency contracts, uncleared swaps and other OTC derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than any amounts paid or margin transferred to initiate derivatives positions. There is also the risk that an underlying fund may be unable to terminate or sell a derivatives position at an advantageous time or price. An underlying fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.

Inflation-Protected Securities Risk: Inflation-protected securities are subject to the risk that the rate of inflation will be lower than expected. Inflation-protected securities are intended to protect against inflation by adjusting the interest or principal payable on the security by an amount based upon an index intended to measure the rate of inflation. There can be no assurance that the relevant index will accurately measure the rate of inflation, in which case the securities may not work as intended.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. The value of zero-coupon and pay-in-kind bonds may be more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Fiscal, economic, monetary or other governmental or central bank policies, actions or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including fluctuations in interest rates.

Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of any other investment companies, including exchange traded funds, in which it invests in addition to its own expenses. The Fund is also indirectly exposed to the same risks as the underlying funds in proportion to the allocation of the Fund’s assets among the underlying funds.

Large Shareholder Transaction Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. In addition, a large number of shareholders collectively may purchase or redeem Fund shares in large amounts rapidly or unexpectedly (collectively, such transactions are referred to as “large shareholder transactions”). In the event of a large shareholder transaction, the Fund may be required to sell investments at unfavorable times or prices, which may increase realized capital gains, including short-term capital gains taxable as ordinary income for shareholders who hold Fund shares in a taxable account, may accelerate the realization of taxable income to shareholders, may increase transaction costs, and may otherwise negatively impact fund performance. The effects of taxable income and/or gains resulting from large shareholder transactions would particularly impact non-redeeming shareholders who do not hold their Fund shares in an IRA, 401(k) plan or other tax-advantaged plan. In addition, such transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses. A number of circumstances may cause the Fund to experience large redemptions, such as changes in the eligibility criteria for the Fund or share class of the Fund; liquidations, reorganizations, repositionings, or other announced Fund events; or changes in investment objectives, strategies, policies, risks, or investment personnel.

Leverage Risk: Leverage is the risk associated with securities or investment practices (e.g., borrowing and the use of certain derivatives) that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on a fund’s returns, and may lead to significant losses if investments are not successful.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. Markets may become illiquid quickly. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes and dealers may be unwilling or unable to make a market for certain securities. Securities acquired in a private placement, such as Rule 144A securities and privately negotiated credit, equity and other investments, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. In other circumstances, liquid investments may become illiquid. Derivatives, and particularly OTC derivatives, are generally subject to liquidity risk as well. Liquidity issues may also make it difficult to value the Fund’s investments. The Fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars.

Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market/Issuer Risk: The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.

Fund Summary

Retirement Risk: The Fund is not a complete retirement program and there is no guarantee that an investment in the Fund will provide sufficient retirement income at or through retirement. Although the Fund will become more conservative over time (meaning that the Fund will allocate more of its assets to fixed-income investments than equity investments as it nears the target retirement date), the Fund will continue to be exposed to market/issuer risk and the share price of the Fund will fluctuate, even after the Fund reaches its most conservative allocation. This means that you could lose money by investing in the Fund, including losses near, at, or after the target retirement date. In addition, your risk tolerance may change over time, including in ways that do not correlate perfectly with the Fund’s glide path. Achieving your retirement goals will depend on many factors, including the amount you save and the period over which you do so.

Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-capitalization companies.

Tracking Error Risk: Although the Fund does not seek to track any particular index, certain segments of the Fund are designed to reflect the performance results and risk characteristics of various indexes. There is a risk that the performance of a segment will diverge from the performance of its respective index, potentially materially.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and life-of-fund periods compare to those of a broad-based securities market index that reflects the performance of the overall market applicable to the Fund and an additional index that represents the market sectors in which the Fund primarily invests. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

To the extent that a class of shares was subject to the waiver or reimbursement of certain expenses during a period, had such expenses not been waived or reimbursed during the period, total returns would have been lower.

Total Returns for Class N Shares

Highest Quarterly Return: Second Quarter 2020, 12.20% Lowest Quarterly Return: First Quarter 2020, -10.93%

The Fund’s Class N shares total return year-to-date as of March 31, 2025 was 0.79%.

Average Annual Total Returns
(for the periods ended December 31, 2024)	Past 1 Year	Past 5 Year	Life of Fund (2/28/17)
Return Before Taxes	8.29%	5.67%	6.88%
Return After Taxes on Distributions	6.04%	2.73%	4.28%
Return After Taxes on Distributions and Sale of Fund Shares	5.58%	3.52%	4.61%
Bloomberg U.S. Aggregate Bond Index	1.25%	-0.33%	1.20%
S&P Target Date 2020® Index	8.09%	4.88%	5.73%

The Fund did not have Class Y shares outstanding during the periods shown above. The returns of Class Y shares would have been substantially similar to the returns of the Fund’s Class N shares because they would have been invested in the same portfolio of securities and would only differ to the extent the Class N shares did not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual

Fund Summary

retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

Management

Investment Adviser

Natixis Advisors

Portfolio Managers

The following portfolio managers determine the Fund’s available underlying funds and separately managed segments, determine the Fund’s glide path and target allocations and supervise the activities of the Fund’s subadvisers:

Natixis Advisors

Marina Gross has served as a co-portfolio manager of the Fund since 2018.

Daniel Price, CFA® has served as a co-portfolio manager of the Fund since 2018.

Christopher Sharpe, CFA® has served as a co-portfolio manager of the Fund since 2019 and as lead portfolio manager of the Fund since 2020.

Purchase and Sale of Fund Shares

Class N Shares

Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to Fee Based Programs and accounts (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. There is no subsequent investment minimum for these shares. There is no initial investment minimum for:

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Sub-accounts held within an omnibus account, where the omnibus account has at least $1,000,000.

•	Funds of funds that are distributed by Natixis Distribution, LLC (the “Distributor”).

In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. The Distributor and the Fund, at any time, reserve the right to liquidate these accounts or any other account that does not meet the eligibility requirements of this class.

Class Y Shares

Class Y shares are not currently available for purchase.

Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000. There is no subsequent investment minimum for these shares. There is no minimum initial investment for:

•	Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

•	Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of Natixis Advisors, clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums.

Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Fund Summary

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments through such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

USFF2077-0625